AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                       AND OTHER LOAN DOCUMENTS

     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "Agreement") is made and entered into effective as of the 3rd day of January, 2000 among each of CONSOLTEX INC. formerly known as Consoltex Group Inc., a corporation continued under the laws of New Brunswick having its principal place of business on the date hereof in Ville Saint-Laurent, Qu<e'>bec, Canada ("Consoltex Group"), CONSOLTEX (USA) INC., a New York corporation ("Consoltex USA"), THE BALSON-HERCULES GROUP LTD., a Rhode Island corporation ("Balson-Hercules"), LINQ INDUSTRIAL FABRICS, INC., a Delaware corporation ("LINQ", and together with Consoltex Group, Consoltex and Balson-Hercules, the "Term B Guarantors"), and CONSOLTEX MEXICO, S.A. DE C.V., a Mexican corporation ("Consoltex Mexico") (Consoltex Group, Consoltex, Consoltex USA, Balson-Hercules, LINQ and Consoltex Mexico are collectively referred to herein as the "Borrowers" );

RAFYTEK, S.A. DE C.V., a Mexican corporation ("Rafytek"), RAFYTICA, S.A., a Costa Rican corporation ("Rafytica"), VERA PAK, S.A. DE C.V., a Mexican corporation ("Vera Pak"), MARINO TECHNOLOGIES INCORPORATED, a Delaware corporation ("Marino"), ROYALTON MEXICANA S.A. DE C.V., a Mexican
corporation ("Royalton"), VEST COMPANY VESTCO S.A. DE C.V., a Mexican corporation ("Vestco") and MARINO TECHNOLOGIES DE MEXICO, S.A. DE C.V., a Mexican corporation ("Marino Mexico") (the Borrowers, Consoltex International, Rafytek, Rafytica, Vera Pak, Marino, Walpole, Royalton, Vestco and Marino Mexico are collectively referred to herein as the "Guarantors" and individually referred to as a "Guarantor");

NATIONAL BANK OF CANADA, a bank governed by the Bank Act (Canada), having its head office in Montr<e'>al, Qu<e'>bec, Canada, in its capacity as a Lender ("NBC"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, having its principal office in Charlotte, North Carolina, U.S.A., successor in interest to NationsBank, National Association, in its capacity as a Lender ("Bank of America"), and EACH OTHER FINANCIAL INSTITUTION EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to the Credit Agreement, as defined below, pursuant to SECTION 3.8 OR 14.1 thereof (hereinafter NBC, Bank of America and such other financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), NATIONAL BANK OF CANADA, in its capacity as agent for the Canadian Facilities Lenders (as defined in the Credit Agreement) (in such capacity, or any successor agent appointed to serve in such capacity in accordance with the terms of SECTION 13.9 of the Credit Agreement, the "Canadian Agent"), and BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, in its capacity as agent for the U.S. Facilities Lenders (as defined in the Credit Agreement) (in such capacity, or any successor agent appointed to serve in such capacity in accordance with the terms of SECTION 13.9 of the Credit Agreement, the "US Agent" and together with the Canadian Agent, the "Agents"), and BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, a national banking association organized and existing under the laws of the United States, having its principal office in Charlotte, North Carolina, as Collateral Agent (in such capacity, the "US Collateral Agent").

                           W I T N E S S E T H:

     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 1999 (as from time to time hereafter amended, supplemented, modified or amended and restated, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain Advances to the Borrowers; and

     WHEREAS, the Borrowers, Consoltex International, Inc., a New York corporation ("Consoltex International"), Rafytek, Rafytica, and the Agents have entered into a Guaranty Agreement dated as of March 19, 1996 (the "Initial Guaranty"), Vera Pak, the Agents and Desjardins Trust Inc. have entered into a Guaranty Agreement dated as of May 31, 1996 (the "Vera Pak Guaranty") and Marino, Walpole Inc., a New Jersey corporation ("Walpole"), Royalton, Vestco, Marino Mexico, the Agents and Desjardins Trust Inc. have entered into a Guaranty Agreement dated as of October 22, 1999 (the "1999 Guaranty" and together with the Initial Guaranty and the Vera Pak Guaranty, the "Guaranty Agreements"), pursuant to which Guaranty Agreements the Guarantors have guaranteed payment of the Borrowers' Liabilities (as defined in each respective Guaranty Agreement); and

     WHEREAS, the Borrowers (except for Consoltex Mexico), and the US Collateral Agent have entered into a Security Agreement dated as of March 19, 1996 (the "1996 Security Agreement") and Marino, Walpole and the US Collateral Agent have entered into a Security Agreement dated as of October 22, 1999 (the "1999 Security Agreement", and together with the 1996 Security Agreement, the "Security Agreements"); and

     WHEREAS, the Borrowers (except for Consoltex Mexico) and the US Collateral Agent have entered into an Assignment of Patents, Trademarks, Service Marks and Copyrights dated as of March 19, 1996 (the "IP Assignment"); and

     WHEREAS, the Borrowers have informed the Agents, the US Collateral Agent, the Canadian Collateral Trustee and the Lenders that the following has occurred: (i) Consoltex Group has acquired all property, rights and assets and has assumed all debts, liabilities and obligations of Consoltex Inc., a corporation incorporated under the laws of Qu<e'>bec ("Consoltex") and Consoltex will be dissolved, (ii) Consoltex Group has changed its name to Consoltex Inc., (iii) Consoltex International has been merged with and into Balson-Hercules and (iv) Walpole has been merged with and into Marino (collectively, the "Reorganization"); and

     WHEREAS, the Borrowers and the Guarantors have requested that certain of the schedules and exhibits to the Credit Agreement, the Security Agreements and the IP Assignment be amended in the manner set forth herein in order to reflect more accurately the data set forth therein upon the effectiveness of the Reorganization and the US Collateral Agent, the Agents and the Lenders are willing to agree to such amendments;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1.   DEFINITIONS.   Any  capitalized   terms   used   herein   without
definition shall have the meaning set forth in the Credit Agreement.

     2. AMENDMENTS TO AND RESTATEMENTS OF TERMS OF THE CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) SECTIONS 11.8(B)(I) of the Credit Agreement is amended and restated in its entirety as follows:

          "(i) any subsidiary of any Borrower may merge or transfer all or substantially all of its assets into or consolidate with such Borrower or any wholly owned Subsidiary of such Borrower which is a Borrower or a Fully Secured Guarantor (as hereinafter defined),"

          (b)  SCHEDULES 6.3, 9.4, 9.9, 9.15, 9.15(A),  9.17, 11.4(G), 11.5
AND 11.7 of the Credit Agreement are hereby amended and restated in their entirety as set forth in EXHIBIT A attached hereto.

     3. AMENDMENT OF EXHIBITS TO 1996 SECURITY AGREEMENT. Subject to the terms and conditions set forth herein, the 1996 Security Agreement is hereby amended to amend and restate the Exhibits in their entirety as set forth in Exhibit B attached hereto.

     4. AMENDMENT OF EXHIBITS TO 1999 SECURITY AGREEMENT. Subject to the terms and conditions set forth herein, the 1999 Security Agreement is hereby amended to amend and restate the Exhibits in their entirety as set forth in Exhibit C attached hereto.

     5. AMENDMENT OF EXHIBITS TO IP ASSIGNMENT. Subject to the terms and conditions set forth herein, the IP Assignment is hereby amended to amend and restate the Exhibits in their entirety as set forth in Exhibit D attached hereto.

     6. CONSENT OF GUARANTORS. Each of the Guarantors has joined in the execution of this Amendment solely for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrowers pursuant to the Guaranty Agreement to which such Guarantor is party, and each such Guarantor, together with each Borrower in its capacity as a Guarantor under the Initial Guaranty, does hereby so consent hereto and confirm such guaranty.

     7.   REPRESENTATIONS AND WARRANTIES.   In  order  to induce the Agents
and the Lenders to enter into this Agreement, the Borrowers and the Guarantors represent and warrant to the Agents and the Lenders as follows:

          (a) The representations and warranties made by each Borrower or Guarantor in ARTICLE IX of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrowers and their Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrowers received by each Agent and the Lenders under SECTION 10.1 of the Credit Agreement; and

          (c) No Default or Event of Default has occurred and is continuing and no Acceleration Event has occurred.

     8. ENTIRE AGREEMENT. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to SECTION 14.6 of the Credit Agreement.

     9. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms. Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement, the Security Agreements and the IP Assignment set forth herein and hereby confirms and ratifies in all respects the Guaranty Agreement to which such Guarantor is a party and enforceability of such Guaranty Agreement against such Guarantor in accordance with its terms.

     10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     11. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

     12. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     13. REFERENCES. All references in any of the Loan Documents to the "Credit Agreement", "Security Agreement" and the "Assignment of Patents, Trademarks, Service Marks and Copyrights" shall mean the Credit Agreement, the Security Agreements and the IP Assignment, respectively, as amended hereby. All references in any of the Loan Documents to "NationsBank" and to "NationsBank, National Association" shall be amended hereby to refer to "Bank of America" and "Bank of America, N.A.", respectively.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Guarantors, the Lenders, the Agents, the U.S. Collateral Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers and the Guarantors, without the prior consent of the Agents, may not assign any rights, powers, duties or obligations hereunder.

     15.  EXPENSES.   Borrowers agree to pay to the Agents and the  Lenders
all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

     16. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the receipt by the Agents of the following, in form and substance satisfactory to them: (i) executed originals of this Agreement;
(ii) amendments to UCC Financing Statements as requested by the US Collateral Agent; and (iii) copies of all additional agreements, instruments and documents which the Lenders may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.





                           Signature Page 1 of 6

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                         BORROWERS:

                         CONSOLTEX INC. formerly known
                         as Consoltex Group Inc., as Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         CONSOLTEX (USA) INC., as
                         Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         THE BALSON-HERCULES GROUP LTD., as
                              Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         LINQ INDUSTRIAL FABRICS, INC.,
                         as Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         CONSOLTEX MEXICO, S.A. de
                          C.V., as  Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:

                         AGENTS:

                         NATIONAL BANK OF CANADA,
                         as Canadian Agent

                         By:
                         Name:
                         Title:


                         BANK OF AMERICA, N.A.,
                          as US Agent and U.S. Collateral Agent

                         By:
                         Name:
                         Title:


                         LENDERS:

                         NATIONAL BANK OF CANADA

                         By:
                         Name:
                         Title:


                              BANK OF AMERICA, N.A.

                         By:
                         Name:
                         Title:

                         NATIONAL BANK OF CANADA, U.S. DIVISION

                         By:
                         Name:
                         Title:


                         THE BANK OF NOVA SCOTIA

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         THE BANK OF NOVA SCOTIA

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         FLEET BUSINESS CREDIT
                         CORPORATION (successor to Sanwa Business
                         Credit Corp. and BankBoston, N.A.)

                         By:
                         Name:
                         Title:

                         GUARANTORS:


                         RAFYTEK, S.A. de C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         RAFYTICA, S.A., as Guarantor

                         By:
                         Name:
                         Title:


                         VERA PAK, S.A. de C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         MARINO TECHNOLOGIES INC.,  as Guarantor

                         By:
                         Name:
                         Title:


                         ROYALTON MEXICANA, S.A. DE C.V.,  as Guarantor

                         By:
                         Name:
                         Title:


                         VEST COMPANY VESTCO, S.A. DE
                         C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         MARINO TECHNOLOGIES DE MEXICO,
                         S.A. DE C.V.,  as Guarantor


                         By:
                         Name:
                         Title:

                                 EXHIBIT A

                       SCHEDULES TO CREDIT AGREEMENT





Doc. No. 320619               B-1

                                 EXHIBIT B

                   SCHEDULES TO 1996 SECURITY AGREEMENT





Doc. No. 320619               C-1

                                 EXHIBIT C

                   SCHEDULES TO 1999 SECURITY AGREEMENT





Doc. No. 320619               G-3-1

                                 EXHIBIT D

                        SCHEDULES TO IP ASSIGNMENT






Doc. No. 320619               G-3-1